Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) August 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-B on August 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on August 15, 2002 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: August 30, 2002



I.    ORIGINAL DEAL PARAMETERS

      (A)   Initial Pool Principal Balance                                                                 $ 467,867,888.45
      (B)   Initial Certificates Principal Balance                                                         $ 452,662,000.00
            (i)   Initial Class A-1-A  Certificate Principal Balance            $ 50,000,000.00
                                       Certificate Amount Percentage                                                 10.69%
                                       Certificate Pass-through Rate                                                  2.06%
            (ii)  Initial Class A-1-B  Certificate Principal Balance            $ 40,000,000.00
                                       Certificate Amount Percentage                                                  8.55%
                                       Certificate Pass-through Rate                                                  6.61%
            (iii) Initial Class A-2    Certificate Principal Balance            $ 24,000,000.00
                                       Certificate Amount Percentage                                                  5.13%
                                       Certificate Pass-through Rate                                                  6.98%
            (iv)  Initial Class A-3    Certificate Principal Balance            $ 60,000,000.00
                                       Certificate Amount Percentage                                                 12.82%
                                       Certificate Pass-through Rate                                                  7.18%
            (v)   Initial Class A-4    Certificate Principal Balance            $ 21,000,000.00
                                       Certificate Amount Percentage                                                  4.49%
                                       Certificate Pass-through Rate                                                  7.30%
            (vi)  Initial Class A-5    Certificate Principal Balance            $ 51,000,000.00
                                       Certificate Amount Percentage                                                 10.90%
                                       Certificate Pass-through Rate                                                  7.44%
            (vii) Initial Class A-6    Certificate Principal Balance           $ 104,898,000.00
                                       Certificate Amount Percentage                                                 22.42%
                                       Certificate Pass-through Rate                                                  7.85%
            (viii)Initial Class M-1    Certificate Principal Balance            $ 35,091,000.00
                                       Certificate Amount Percentage                                                  7.50%
                                       Certificate Pass-through Rate                                                  8.12%
            (ix)  Initial Class M-2    Certificate Principal Balance            $ 23,394,000.00
                                       Certificate Amount Percentage                                                  5.00%
                                       Certificate Pass-through Rate                                                  8.75%
            (x)   Initial Class B-1    Certificate Principal Balance            $ 22,224,000.00
                                       Certificate Amount Percentage                                                  4.75%
                                       Certificate Pass-through Rate                                                  8.75%
            (xi)  Initial Class B-2    Certificate Principal Balance            $ 21,055,000.00
                                       Certificate Amount Percentage                                                  4.50%
                                       Certificate Pass-through Rate                                                  8.75%

      (C)   Initial Weighted Average Coupon (WAC)                                                                    10.17%
      (D)   Initial Weighted Average Original Maturity (WAOM)                                                        316.00 months
      (E)   Initial Weighted Average Remaining Maturity (WAM)                                                        313.00 months
      (F)   Initial Number of Receivables                                                                            11,612
      (G)   Servicing Fee Rate                                                                                        1.00%
      (H)   Credit Enhancement
            (i)   Reserve Fund Initial Deposit Percentage                                                             0.00%
            (ii)  Reserve Fund Target %                                                                               0.00%
            (iii) Target Overcollateralization Percentage Prior to Crossover Date                                     5.25%
            (iv)  Target Overcollateralization Percentage After Crossover Date                                        9.19%
            (v)   Target Overcollateralization Floor                                                                  1.25%
            (vi)  Target Credit Enhancement % Prior to Crossover Date                                                 5.25%
            (vii) Target Credit Enhancement % After Crossover Date                                                    9.19%
            (viii)Target Credit Enhancement Floor                                                                     1.25%
            (ix)  Target Credit Enhancement Amount                                                          $ 24,563,064.14
      (I)   Crossover Date Tests
                  Earliest Crossover Date                                                                          Feb-2004
                  Percent of Initial Suboridnation Percentage                                                       190.00%
      (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                      0.75%

II.   CURRENT PORTFOLIO INFORMATION

      (A)   Beginning Pool Schedule Balance                                                                 $360,107,927.92
      (B)   Beginning Pool Factor                                                                                76.967866%
      (C)   Ending Pool Schedule Balance                                                                   $ 353,272,683.42
      (D)   Ending Pool Factor                                                                                   75.506931%
      (E)   Ending Total Certificate Balance (after Current Distributions)                                 $ 353,272,683.42
      (F)   Current Overcollateralization Amount (after Current Distributions)                                          $ -
      (G)   Weighted Average Coupon (WAC)                                                                            10.05%
      (H)   Weighted Average Remaining Maturity (WAM)                                                                282.53 months
      (I)   Ending Number of Receivables                                                                              8,931


III.  COLLECTION CALCULATIONS

      (A)   Interest

            (i)   Scheduled Interest Collections durring Current Period                                        2,591,450.80
            (ii)  Paid Ahead Interest Collections applied to Current Period                                       33,686.75
            (iii) Net Servicer Advance                                                                          (469,416.36)
            (iv)  Liquidation Proceeds Attributable to Interest                                                  219,647.53
            (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                         -
            (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                    -
            (vii) Recoveries on Previously Liquidated Contracts                                                   35,983.71
                                                                                                              --------------
            (viii)Total Interest Amount Available for Distribution                                             2,411,352.43

      (B)   Principal

            (i)   Scheduled Principal Collections                                                                388,781.34
            (ii)  Full and Partial Principal Prepayments                                                         543,163.39
            (iii) Paid Ahead Principal Collections Applied to Current Period                                           0.00
            (iv)  Net Servicer Advance                                                                           (44,693.02)
            (v)   Liquidation Proceeds Attributable to Principal                                               1,299,285.91
            (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                         0.00
            (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                    0.00
            (viii)Other Principal Amounts                                                                              0.00
                                                                                                              --------------
            (ix)  Total Principal Amount Available for Distribution                                            2,186,537.62


IV.   DISTRIBUTION CALCULATIONS

      (A)         Total Interest Available for Distribution                                                    2,411,352.43
      (B)         Total Principal Available for Distribution                                                   2,186,537.62
      (C)         Reserve Fund Draw Amount Required                                                                    0.00
      (D)         Draw on Letter of Credit for Interest Distribution                                                   0.00
                  Less:
                  Monthly Servicing Fee                                                                          300,089.94
                  Reimbursement to Servicer for Liquidation Expense                                                6,562.36
                  Late Payment Fees, Extension Fees and Other Permitted Fees                                           0.00
                  Other Permitted Withdrawals from Certificate Account                                                 0.00
                                                                                                              --------------
                  Available Distribution Amount                                                                4,291,237.75

                  Interest Accrual Period                                                                                31 days

                  Total Interest Amount Due                                                                    2,274,237.58
                  Total Interest Distribution Amount                                                           2,274,237.58

                  Amount Available for Principal Distribution Amount                                           2,017,000.17
                  Principal Distribution Calculation:
                  Total Principal Amount Available for Distribution                                            2,186,537.62
                  Principal Loss on Liquidated Assets                                                          4,648,706.88
                                                                                                              --------------
                    Principal Distribution Due                                                                 6,835,244.50
                  Principal Distribution Shortfall Carryover Amount (Current Period)                                   0.00
                  Accelerated Principal Distribution Amount for Current Period                                         0.00
                                                                                                              --------------
                  Total Principal Amount to be Distributed                                                     6,835,244.50

                  Draw on Letter of Credit for Principal Distribution                                                  0.00
                  Excess Interest                                                                                      0.00
                  Reserve Account Deposit                                                                              0.00
                  Reserve Account Release                                                                              0.00
                  Class X Distribution Amount                                                                          0.00
                  Class R Distribution Amount                                                                          0.00


V.    SERVICER ADVANCE

      (A)   Interest
            (i)        Beginning Advance                                                                      14,049,148.79
            (ii)       Monthly Servicer Advance (Reimbursement)                                                 (469,416.36)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                         0.00
                                                                                                              --------------
            (iv)       Ending Advance Balance                                                                 13,579,732.43

      (B)   Principal
            (i)        Beginning Advance                                                                       1,528,507.86
            (ii)       Monthly Servicer Advance (Reimbursement)                                                  (44,693.02)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                         0.00
                                                                                                              --------------
            (iv)       Ending Advance Balance                                                                  1,483,814.84

      (C)   Total Servicer Advance
            (i)        Beginning Advance                                                                      15,577,656.65
            (ii)       Monthly Servicer Advance (Reimbursement)                                                 (514,109.38)
            (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                         0.00
                                                                                                              --------------
            (iv)       Ending Advance Balance                                                                 15,063,547.27

VI.   CREDIT ENHANCEMENT / OTHER

      (A)   Overcollateralization

            (I)   Target Overcollaterallization Amount                                                        24,563,064.14
            (ii)  Beginning Balance                                                                                    0.00
            (iii) Write Down for Certificate Distributions                                                             0.00
            (iv)  Overcollaterallization Addition Amount                                                               0.00
            (v)   Overcollaterallization Reduction Amount                                                              0.00
            (vi)  Ending Balance                                                                                       0.00

      (B)   Reserve Fund (if applicable)

            (i)   Required Reserve Fund Balance                                                                        0.00
            (ii)  Beginning Reserve Fund Balance                                                                       0.00
            (iii) Draws for Certificate Distributions                                                                  0.00
            (iv)  Excess Interest Deposited                                                                            0.00
            (v)   Reserve Fund Release                                                                                 0.00
            (vi)  Ending Reserve Fund Balance                                                                          0.00

      (C)   Letter of Credit (if applicable)
            (i)   Beginning LC Balance                                                                                 0.00
            (ii)  Draw on LC for Interest Distribution                                                                 0.00
            (iii) Draw on LC for Principal Distribution                                                                0.00
                  Ending Balance                                                                                       0.00

      (D)   Unreimbursed Servicer Advances (see note*)
            (i)   Previous Unreimbursed Advance Balance                                                        6,111,515.68
            (ii)  Current Months Reimbursement from Excess Interest                                                    0.00
            (iii) Ending Unreimbursed Advance Balance                                                          6,111,515.68
            Note: * represents advances made in respect of contracts that were liquidated , and not reimbursed, before the current period
VII.  CERTIFICATE DISTRIBUTIONS

      (A)   Senior Certificates - Interest

            (i)   Class A-1-A
                                       Pass-Through Rate                                                              2.06%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                 $ 17,614.51
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                            $ 17,614.51
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 0.35

            (ii)  Class A-1-B
                                       Pass-Through Rate                                                              6.61%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                 $ 43,751.13
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                            $ 43,751.13
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 1.09

            (iii) Class A-2
                                       Pass-Through Rate                                                              6.98%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 134,587.04
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 134,587.04
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 5.61

            (iv)  Class A-3
                                       Pass-Through Rate                                                              7.18%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 346,356.62
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 346,356.62
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 5.77

            (v)   Class A-4
                                       Pass-Through Rate                                                              7.30%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 123,250.86
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 123,250.86
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 5.87


            (iv)  Class A-5
                                       Pass-Through Rate                                                              7.44%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 305,063.96
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 305,063.96
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 5.98

            (v)   Class A-6
                                       Pass-Through Rate                                                              7.85%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 662,040.66
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 662,040.66
                                       Ending Carryover Balance                                                         $ -
                                       Interest Paid Per $1000                                                       $ 6.31

      (B)   Subordinate Certificates - Interest

            (i)   Class M1
                                       Pass-Through Rate                                                              8.12%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 237,449.10
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 237,449.10
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 6.77


            (ii)  Class M2
                                       Pass-Through Rate                                                              8.75%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 170,581.25
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 170,581.25
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 7.29

            (iii) Class B1
                                       Pass-Through Rate                                                              8.75%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                $ 162,050.00
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                           $ 162,050.00
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 7.29

            (iv)  Class B2
                                       Pass-Through Rate                                                              8.75%
                                       Beginning Carryover Interest                                                     $ -
                                       Current Interest Accrual                                                 $ 71,492.45
                                       Current Carryover Interest Accrual                                               $ -
                                       Interest Paid                                                            $ 71,492.45
                                       Ending Carryover Balance                                                         $ -
                                       Beginning Carryover Writedown Interest                                           $ -
                                       Current Writedown Interest                                                       $ -
                                       Current Carryover Writedown Interest Accrual                                     $ -
                                       Writedown interest Paid                                                          $ -
                                       Ending Carryover Writedown Interest                                              $ -
                                       Interest Paid Per $1000                                                       $ 3.40


      (C)   Senior Certificates - Principal

            (i)   Class A-1-A
                                       Initial Certificate Balance                                            50,000,000.00
                                       Initial Certificate Percentage                                                10.69%
                                       Beginning Certificate Balance                                           9,935,911.53
                                       Current Principal Due                                                      74,336.66
                                       Current Principal Paid                                                     74,336.66
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                              9,861,574.87
                                       Ending Pool Factor                                                             2.79%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                   74,336.66

            (ii)  Class A-1-B
                                       Initial Certificate Balance                                            40,000,000.00
                                       Initial Certificate Percentage                                                 8.55%
                                       Beginning Certificate Balance                                           7,948,729.30
                                       Current Principal Due                                                      59,469.33
                                       Current Principal Paid                                                     59,469.33
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                              7,889,259.97
                                       Ending Pool Factor                                                             2.23%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                   59,469.33

            (iii) Class A-2
                                       Initial Certificate Balance                                            24,000,000.00
                                       Initial Certificate Percentage                                                 5.13%
                                       Beginning Certificate Balance                                          23,154,760.08
                                       Current Principal Due                                                     173,234.98
                                       Current Principal Paid                                                    173,234.98
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                             22,981,525.10
                                       Ending Pool Factor                                                             6.51%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                  173,234.98

            (iv)  Class A-3
                                       Initial Certificate Balance                                            60,000,000.00
                                       Initial Certificate Percentage                                                12.82%
                                       Beginning Certificate Balance                                          57,886,900.20
                                       Current Principal Due                                                     433,087.46
                                       Current Principal Paid                                                    433,087.46
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                             57,453,812.74
                                       Ending Pool Factor                                                            16.26%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                  433,087.46

            (v)   Class A-4
                                       Initial Certificate Balance                                            21,000,000.00
                                       Initial Certificate Percentage                                                10.90%
                                       Beginning Certificate Balance                                          20,260,415.07
                                       Current Principal Due                                                     151,580.61
                                       Current Principal Paid                                                    151,580.61
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                             20,108,834.46
                                       Ending Pool Factor                                                             5.69%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                  151,580.61
            (vi)  Class A-5
                                       Initial Certificate Balance                                            51,000,000.00
                                       Initial Certificate Percentage                                                 7.44%
                                       Beginning Certificate Balance                                          49,203,865.16
                                       Current Principal Due                                                     368,124.34
                                       Current Principal Paid                                                    368,124.34
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                             48,835,740.83
                                       Ending Pool Factor                                                            13.82%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                  368,124.34

            (vi)  Class A-6
                                       Initial Certificate Balance                                           104,898,000.00
                                       Initial Certificate Percentage                                                22.42%
                                       Beginning Certificate Balance                                         101,203,667.63
                                       Current Principal Due                                                     757,166.80
                                       Current Principal Paid                                                    757,166.80
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Accelerated Principal Distribution                                              0.00
                                       Ending Certificate Balance                                            100,446,500.83
                                       Ending Pool Factor                                                            28.43%
                                       Principal Paid per $1000                                                        7.48
                                       Total Class Distribution                                                  757,166.80


      (D)   Subordinate Certificates - Principal

            (i)   Class M1
                                       Initial Certificate Balance                                            35,091,000.00
                                       Initial Certificate Percentage                                                 7.50%
                                       Beginning Certificate Balance                                          35,091,000.00
                                       Current Principal Due                                                  35,091,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       35,091,000.00
                                       Ending Pool Factor                                                             9.93%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       35,091,000.00
                                       Total Class Distribution                                                        0.00


            (iii) Class M2
                                       Initial Certificate Balance                                            23,394,000.00
                                       Initial Certificate Percentage                                                 5.00%
                                       Beginning Certificate Balance                                          23,394,000.00
                                       Current Principal Due                                                  23,394,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       23,394,000.00
                                       Ending Pool Factor                                                             6.62%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       23,394,000.00
                                       Total Class Distribution                                                        0.00

            (iv)  Class B1
                                       Initial Certificate Balance                                            22,224,000.00
                                       Initial Certificate Percentage                                                 4.75%
                                       Beginning Certificate Balance                                          22,224,000.00
                                       Current Principal Due                                                  22,224,000.00
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       22,224,000.00
                                       Ending Pool Factor                                                             6.29%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                                 0.00
                                       Current Writedown/Writeup                                                       0.00
                                       Ending Certificate Balance- Including Writedowns                       22,224,000.00
                                       Total Class Distribution                                                        0.00

            (iv)  Class B2
                                       Initial Certificate Balance                                            21,055,000.00
                                       Initial Certificate Percentage                                                 4.50%
                                       Beginning Certificate Balance                                           9,804,678.96
                                       Current Principal Due                                                   9,804,678.96
                                       Current Principal Paid                                                          0.00
                                       Principal Shortfall Carryover For Current Period                                0.00
                                       Ending Certificate Balance- Excluding Writedowns                       21,055,000.00
                                       Ending Pool Factor                                                             1.41%
                                       Principal Paid per $1000                                                        0.00
                                       Beginning Outstanding Writedown                                        11,250,321.04
                                       Current Writedown/Writeup                                              (4,818,244.33)
                                       Ending Certificate Balance- Including Writedowns                        4,986,434.63
                                       Total Class Distribution                                               (4,818,244.33)


      (E)   Total Certificate Balances
                                                                                  Beg of Period               End of Period
            (i)   Aggregate Balance of Certificates                            $ 360,107,927.92            $ 353,272,683.42
            (ii)  Total Certificate Pool Factor                                     79.5533815%                 78.0433709%




VIII. DELINQUENCY INFORMATION
                                                                                     Percent of                  Percent of
      Delinquent Receivables at End of Due Period :         Scheduled Balance      Pool Balance         Units   Total Units
            30-59 Days Delinquent                             $ 29,107,579.72             8.24%           727         8.14%
            60-89 Days Delinquent                             $ 15,463,833.97             4.38%           392         4.39%
            90 Days or More Delinquent                        $ 40,898,399.64            11.58%           981        10.98%
            Homes Repossessed or Foreclosed Upon               $ 9,415,192.15             2.67%           226         2.53%


IX.   REPURCHASED CONTRACTS

      (A)   Repurchased Contracts -  Breach of Rep or Warranty
            (i)   Beginning Cumulative Repurchased Contracts since cutoff                                      $ 755,000.02
            (ii)  Number of Contracts repurchased this period                                                             -
            (iii) Repurchase Price of Contracts this period                                                             $ -
            (iv)  Ending Cumulative Repurchased Contracts since cutoff                                         $ 755,000.02

      (B)   Repurchased Contracts -  Delinquent Loans
            (i)   Beginning Cumulative Repurchased Contracts since cutoff                                               $ -
            (ii)  Number of Contracts repurchased this period                                                             -
            (iii) Repurchase Price of Contracts this period                                                             $ -
            (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                  $ -

X.    REPOSSESSION / LOSS INFORMATION
                                                                                                      Units Scheduled Balance
                  Beginning Repossession Inventory                                                      267  $ 11,191,924.51
                  Repossessions Incurred                                                                107   $ 4,083,083.62
                  Less Repurchase of Delinquent Loans                                                     0              $ -
                  Less Repossessions Sold                                                               148   $ 5,859,815.98
                                                                                                ----------------------------
                  Ending Repossession Inventory                                                         226   $ 9,415,192.15

                  Principal Balance of Repossessions Liquidated                                               $ 5,859,815.98
                  Reimbursement of Servicer Advances on Liquidated Contracts                                     $ 88,176.81
                       Liquidation Proceeds Attributable to Principal                                         $ 1,299,285.91
                                                                                                              --------------
                            Principal Loss on Liquidation of Repo                                             $ 4,648,706.88
                  Reimbursement to Servicer for Liquidation Expense                                               $ 6,562.36
                  Recoveries for Previously Liquidated Contracts                                                 $ 35,983.71
                                                                                                              --------------
                  Net Liquidation Loss (Realized Loss)                                                        $ 4,619,285.53

            Recoveries
                  Liquidation Proceeds Attributable to Interest                                                 $ 219,647.53
                  Liquidation Proceeds Attributable to Principal                                              $ 1,299,285.91
                  Recoveries for Previously Liquidated Contracts                                                 $ 35,983.71
                                                                                                              --------------
                  Total Recoveries                                                                            $ 1,554,917.15
                  Recovery Percentage of Principal Balance of Repossessions Liquidated                                   27%






XI.   TRIGGERS

            Has the Crossover Date Occurred?                                                               NO

                  Where the Current Distribution Date of                                             08/15/02
                  is greater than the Earliest Crossover Date of                            February 29, 2004
                                       And
                  Subordinated Certificates Beginning Principal Balance of                      90,513,678.96
                  plus the Current Overcollateralization Amount of                                       0.00
                  divided by the Current Beginning Pool Principal Balance of                   360,107,927.92
                                                                                                --------------
                  Equals                                                                               25.14%
                                                                                                --------------
                                       And is greater than the:
                  Subordinated Initital Certificates Percentage of                                     34.92%
                  multiplied by the
                  Percentage (as Percent of Initial Class Subordination Percentage)                      175%
                                                                                                --------------
                  Equals                                                                               61.11%
                                                                                                --------------




            Principal Distribution Tests:                                          Actual Ratio    Test Ratio        Result

                                                                                      Over 60 Days Delinquent
                                                                              --------------------------------
                  Current Mo                                                             18.62%
                  1st Preceding Mo                                                       18.73%
                  2nd Preceding Mo                                                       18.92%
                  Average 60 Day Delinquency Ratio:                                      18.76%         5.00%          FAIL

                                                                                      Over 30 Days Delinquent
                                                                              --------------------------------
                  Current Mo                                                             26.86%
                  1st Preceding Mo                                                       27.26%
                  2nd Preceding Mo                                                       26.97%
                  Average 30 Day Delinquency Ratio:                                      27.03%         7.00%          FAIL





                                                                                                Net Liquidation Losses
                                                            Ending Pool Bal                     (Realized Losses)
                                                            ----------------------------------------------------------------
                  Current Mo                                   353,272,683.42                    4,690,070.39
                  1st Preceding Mo                             360,107,927.92                    3,901,632.38
                  2nd Preceding Mo                             366,072,255.01                    4,838,956.49
                                       -------------------------------------------------------------------------------------
                                       Total                 1,079,452,866.35                   13,430,659.26
                                       -------------------------------------------------------------------------------------
                                       Divided by                           3
                                       ---------------------------------------
                                       Average                 359,817,622.12



                  Sum of last 3 months of Losses                                  13,430,659.26
                  Divided by 3 month average of Pool Balance                     359,817,622.12
                  Annualized  (multiply by 4)                                                 4
                  Current Realized Loss Ratio:                                           14.93%         2.75%          FAIL



                  Beginning Cumulative Realized Losses                            50,159,654.91
                  Net Liquidation Losses (Realized Losses)                         4,690,070.39
                                                                              ------------------
                  Ending Cumulative Realized Losses                               54,849,725.30
                  Divided by Initial Pool Principal Balance                      467,867,888.45
                  Cumulative Realized Loss Ratio:                                        11.72%         7.00%          FAIL


            Should Principal Be Distributed to the Subordinated Certificates?                                            NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance